Property and Equipment, Net	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
6.	Property and Equipment, Net
The following is a summary of property and equipment, net:

	December 31, 2020	December 31, 2021

	RMB in thousands

Leasehold improvements	118,581	221,280
Servers and computers	1,286,310	2,277,947
Others	30,750	59,871

Total	1,435,641	2,559,098
Less: accumulated depreciation	(673,700)	(1,208,842)

Net book value	761,941	1,350,256

Depreciation expenses were RMB191.8 million, RMB326.5 million and RMB538.6 million for the years ended December 31, 2019, 2020 and 2021, respectively. The Group had performed the impairment assessment of property and equipment and considered the relevant events and circumstances that might indicate potential impairment and concluded that there was no impairment indicator. No impairment was recognized for any of periods presented.